                             LETTER OF TRANSMITTAL
                      NORTH ATLANTIC TRADING COMPANY, INC.


 Offer to Exchange its Shares of 12% Senior Exchange Payment-In-Kind Preferred Stock ('New Preferred Stock'), which have been registered under the Securities
  Act, for any and all of its outstanding Shares of 12% Senior Payment-In-Kind
   Preferred Stock ('Old Preferred Stock'), pursuant to the Prospectus dated
                               September   , 1997


    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                , 1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                                      To:

            United States Trust Company of New York, Exchange Agent

                           By Mail:                                                     By Facsimile:
           United States Trust Company of New York                                      (212) 780-0592
                         P.O. Box 843                                          (For Eligible Institutions Only)
                        Cooper Station
                     New York, N.Y. 10276
             Attention: Corporate Trust Services

                   By Overnight Courier or
                   By Hand after 4:30 p.m.:                                         By Hand to 4:30 p.m.:
           United States Trust Company of New York                         United States Trust Company of New York
                   770 Broadway, 13th Floor                                              111 Broadway
                     New York, N.Y. 10003                                            New York, N.Y. 10006
          Attention: Corporate Trust Redemption Unit                    Attention: Lower Level Corporate Trust Window

                                                    For Information Call:
                                                        (800) 548-6565

                            ------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

    List below the Old Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and number of shares(s) of Old Preferred Stock should be listed on a separate signed schedule affixed hereto.


                                          DESCRIPTION OF OLD PREFERRED STOCK TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S), EXACTLY AS NAME(S)
APPEAR(S) ON OLD PREFERRED STOCK CERTIFICATE (PLEASE FILL IN, IF
BLANK)                                                                     (1)            (2)             (3)           (4)
                                                                                                                     AGGREGATE
                                                                                                                     NUMBER OF
                                                                                                                       SHARES
                                                                                                                       OF OLD
                                                                                       AGGREGATE                     PREFERRED
                                                                                       NUMBER OF                       STOCK
                                                                        CERTIFICATE      SHARES                     TENDERED IN
                                                                        NUMBER(S)        OF OLD                     EXCHANGE FOR
                                                                            OF         PREFERRED       AGGREGATE    CERTIFICATED
                                                                           OLD           STOCK         NUMBER OF        NEW
                                                                        PREFERRED    REPRESENTED BY     SHARES       PREFERRED
                                                                          STOCK*      CERTIFICATE     TENDERED**      STOCK***


  * Need not be completed if Old Preferred Stock are being tendered by book-entry transfer in accordance with DTC's ATOP procedures for transfer.

 ** Unless otherwise indicated in this column, the number of shares represented by all Old Preferred Stock Certificates identified in Column 1 or delivered to the Exchange Agent shall be deemed tendered.

*** Unless otherwise indicated, the holder will be deemed to have tendered shares of Old Preferred Stock in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, The Depository Trust Company ('DTC') and registered in the name of Cede & Co., its nominee.

    The undersigned acknowledges that he, she or it has received and reviewed
the Prospectus, dated        , 1997 (the 'Prospectus'), of North Atlantic
Trading Company, Inc., a Delaware corporation (the 'Company'), and this Letter of Transmittal (the 'Letter of Transmittal'), which together constitute the Company's offer (the 'Exchange Offer') to exchange one share of its 12% Senior Exchange Payment-In-Kind Preferred Stock (the 'New Preferred Stock'), for each issued and outstanding share of its 12% Senior Payment-In-Kind Preferred Stock (the 'Old Preferred Stock'). The New Preferred Stock and the Old Preferred Stock are collectively referred to as the 'Preferred Stock.' Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    This Letter of Transmittal is to be used by holders of Old Preferred Stock to accept the Exchange Offer if: (i) tender of Old Preferred Stock is to be made according to the Automated Tender Offer Program ('ATOP') of the Depository Trust Company ('DTC'), for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption 'Exchange Offer--Procedures for Tendering--Unregistered Securities held through DTC'; (ii) certificates representing Old Preferred Stock are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption 'Exchange Offer--Procedures for Tendering--Unregistered Securities held by Holders'; or (iii) tender of Old Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption 'Exchange Offer--Guaranteed Delivery Procedures.' NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE EXCHANGE OFFER MAY BE EFFECTED BY A PARTICIPANT IN DTC (A 'DTC PARTICIPANT') TENDERING OLD PREFERRED STOCK THROUGH ATOP WHERE THE EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE (AS DEFINED IN THE PROSPECTUS) PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THOUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE COMPANY WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    DTC Participants who wish to cause their Old Preferred Stock to be tendered, but who cannot transmit their acceptances through ATOP prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption 'Exchange Offer--Guaranteed Delivery Procedures--Unregistered Securities held through DTC.' Holders who wish to tender their Old Preferred Stock but (i) whose Old Preferred Stock are not immediately available and will not be available for tendering prior to the Expiration Date, or (ii) who cannot deliver their Old Preferred Stock, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption 'Exchange Offer--Guaranteed Delivery Procedures--Unregistered Securities held by Holders.'

    The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

/ / CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED TO
    THE EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED NEW PREFERRED STOCK.

    Unless the undersigned (i) has completed item (4) in the box entitled 'Description of Old Preferred Stock Tendered' and (ii) has checked the box above, the undersigned will be deemed to have tendered Old Preferred Stock in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See 'Book-Entry; Delivery and Form' as set forth in the Prospectus.

/ / CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

The Depository Trust Company Account Number ____________________________________

Transaction Code Number _______________________________________________________.

/ / CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

If delivered by book-entry transfer:

Account Number ____________________ Transaction Code Number ____________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to the Company the shares of Old Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of the Company, all right, title and interest in and to such Old Preferred Stock as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Old Preferred Stock tendered hereby to be transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Preferred Stock tendered hereby and to acquire the New Preferred Stock issuable upon the exchange of such tendered Old Preferred Stock, and that the Exchange Agent, as agent of the Company, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Preferred Stock tendered hereby.


     The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the 'SEC'), as set forth in Exxon Capital Holdings Corporation (available May 13, 1988) or similar no-action letters issued to third parties. Based on such interpretation of the staff of the SEC set forth in such no-action letters, the Company believes that the New Preferred Stock issued in exchange for the Old Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any (i) a broker-dealer who purchases such New Notes from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (ii) a person that is an 'affiliate' of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the 'Securities Act')) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such New Preferred Stock is acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Exchange Offer such holder has no arrangement with any person to participate in a distribution of the New Preferred Stock and (iii) such holder is not engaged in, and does not intend to engage, in a distribution of the New Preferred Stock. By tendering Old Preferred Stock in exchange for New Preferred Stock, each holder will represent to the Company that: (i) it is not such an affiliate of the Company, (ii) any New Preferred Stock to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the New Preferred Stock. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Preferred Stock for its own account in exchange for Old Preferred Stock, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock.



     If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock, where such Old Preferred Stock were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act. Nevertheless a broker-dealer may be deemed to be an underwriter under the Securities Act notwithstanding such disclaimer. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Preferred Stock (other than a resale of New Preferred Stock received in exchange for an unsold allotment from the original sale of the Old Preferred Stock) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the date the Registration Statement relating to the Exchange Offer has become effective. The Company has agreed that for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to each broker-dealer which, with the Company's prior written consent, makes a market in the Old Preferred Stock and receives New Preferred Stock pursuant to the Exchange Offer (each a 'Participating Broker-Dealer') for use in connection with any resale of such New Preferred Stock. By acceptance of the Exchange

Offer, each broker-dealer that receives New Preferred Stock pursuant to the Exchange Offer hereby acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Preferred Stock and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. The Company agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified the Company. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Preferred Stock.

     The undersigned represents that (i) the New Preferred Stock acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Preferred Stock or, if such holder intends to participate in the Exchange Offer for the purpose of distributing the

New Preferred Stock, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (iii) (x) such holder is not (a) a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that were acquired as a result of market-making activities or other trading activities, or (b) an 'affiliate,' as defined in Rule 405 under the Securities Act, of the Company or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Old Preferred Stock pursuant to any one of the procedures described under 'The Exchange Offer--Procedures for Tendering' in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that if its Old Preferred Stock are accepted for exchange, dividends on the New Preferred Stock will accumulate from the last dividend payment date on which dividends were paid on the shares of Old Preferred Stock surrendered in exchange thereof, or if no dividends have been paid, from the original date of issuance of the Old Preferred Stock.

     The undersigned recognizes that unless the holder of Old Preferred Stock
(i) completes item (4) of the Box entitled 'Description of Old Preferred Stock Tendered' above and (ii) checks the box entitled 'Check here if tendered shares of Old Preferred Stock are being delivered to the Exchange Agent in exchange for certificated New Preferred Stock' above, such holder, when tendering such shares of Old Preferred Stock, will be deemed to have tendered such Old Preferred Stock in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See 'Book-Entry; Delivery and Form' in the Prospectus.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under 'The Exchange Offer--Conditions,' the Company may not be required to accept for exchange any of the Old Preferred Stock tendered. Old Preferred Stock not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under 'Special Delivery Instructions' below.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by the Company, in its sole discretion, and such determination will be final and binding.

Unless waived by the Company, irregularities and defects must be cured by the Expiration Date. The Company shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' below, the undersigned hereby requests that the New Preferred Stock (and, if applicable, substitute certificates representing Old Preferred Stock for any Old Preferred Stock not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, the undersigned hereby requests that the New Preferred Stock (and, if applicable, substitute certificates representing Old Preferred Stock for any Old Preferred Stock not exchanged) be sent to the undersigned at the address shown above in the box entitled 'Description of Old Preferred Stock Tendered.'

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED 'DESCRIPTION OF OLD PREFERRED STOCK TENDERED' ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD PREFERRED STOCK AS SET FORTH IN SUCH BOX(ES) ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                 (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

X --------------------------------          ----------------------------------

X --------------------------------          ----------------------------------
 SIGNATURE(S) OF OWNER(S)                   DATE

Area Code and Telephone Number -----------------------------------------------
If a holder is tendering any Old Preferred Stock, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.

Name(s): ---------------------------------------------------------------------

------------------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)

Capacity: --------------------------------------------------------------------

Address: ---------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

                             SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)


Signature(s) Guaranteed by
an Eligible Institution:
------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

------------------------------------------------------------------------------
                                   (TITLE)

------------------------------------------------------------------------------
                                (NAME OF FIRM)

Dated: -----------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

 To be completed ONLY if New Preferred Stock (and, if applicable, substitute certificates representing Old Preferred Stock for any Old Preferred Stock not exchanged) are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

 Issue New Preferred Stock to:
 Name(s):______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 ______________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Address:______________________________________________________________________

 ______________________________________________________________________________
                                   (ZIP CODE)
                         (COMPLETE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

 To be completed ONLY if certificates for New Preferred Stock (and, if applicable, substitute certificates representing Old Preferred Stock for any Old Preferred Stock not exchanged) are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled 'Description of Old Preferred Stock Tendered' on this Letter of Transmittal above.

 Mail New Preferred Stock to:
 Name(s):______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 ______________________________________________________________________________
                             (PLEASE TYPE OR PRINT)


 Address:______________________________________________________________________


 ______________________________________________________________________________
                                   (ZIP CODE)

     IMPORTANT: EITHER (1) (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES REPRESENTING OLD PREFERRED STOCK OR (B) A BOOK-ENTRY CONFIRMATION INCLUDING BY MEANS OF AN AGENT'S MESSAGE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, OR (2) THE TENDERING HOLDER MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES SET FORTH HEREIN. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                     TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                (SEE INSTRUCTION 5)
                                PAYOR'S NAME: NORTH ATLANTIC TRADING COMPANY, INC.
                                     PART I--Taxpayer Identification Number
                                     Enter your taxpayer identification         ________________________________
                                     number in the appropriate box. For            Social Security Number
SUBSTITUTE                           most individuals, this is your social
                                     security number. If you do not have a                     OR
FORM W-9                             number, see how to obtain a 'TIN' in
                                     the enclosed Guidelines.                   ________________________________
DEPARTMENT OF THE TREASURY                                                       Employer Identification Number
INTERNAL REVENUE SERVICE
                                     NOTE: If the account is in more than
                                     one name, see the chart on page 2 of
PAYOR'S REQUEST FOR TAXPAYER         the enclosed Guidelines to determine
IDENTIFICATION NUMBER ('TIN')        what number to give.
AND CERTIFICATION
                                     PART II--FOR PAYEES EXEMPT FROM BACKUP                PART 3--Awaiting TIN
                                     WITHHOLDING (See enclosed Guidelines)
                                                                                                    / /
                                     Certification--Under the penalties of perjury, I
                                     certify that:
                                     (1) The number shown on this form is my correct
                                     Taxpayer Identification Number (or I am waiting
                                     for a number to be issued to me), and (2) I am
                                     not subject to backup withholding either because
                                     I have not been notified by the Internal Revenue
                                     Service (the 'IRS') that I am subject to backup
                                     withholding as a result of a failure to report
                                     all interest or dividends or the IRS has notified
                                     me that I am no longer subject to backup
                                     withholding.

                                     SIGNATURE_________________________________________________________________
                                     DATE______________________________________________________________________
                                     CERTIFICATION GUIDELINES--You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the New Preferred Stock shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature________________________                 Date_________________________

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW PREFERRED STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
         Forming Part of the Terms and Conditions of the Exchange Offer

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Old Preferred Stock to accept the Exchange Offer if: (i) tender of Old Preferred Stock is to be made by DTC Participants through ATOP, for which the transaction is eligible, pursuant to the procedures set forth in the Propectus under the caption 'Exchange Offer--Unregistered Securities held through DTC'; (ii) certificates representing Old Preferred Stock, are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption 'Exchange Offer--Unregistered Securities held by Holders'; or (iii) tender of Old Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption 'Exchange Offer--Guaranteed Delivery Procedures.' Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a DTC Participant tendering Old Preferred Stock through ATOP where the Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such DTC Participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at DTC and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, DTC Participants will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against such DTC Participants.

     In order to validly tender Old Preferred Stock pursuant the Exchange Offer, either (i) (A) this Letter of Transmittal, or a facsimile hereof, together with certificates representing Old Preferred Stock or (B) a Book-Entry Confirmation, including by means of an Agent's Message, of the transfer into the Exchange Agent's account at DTC of all Old Preferred Stock delivered electronically must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, together with all other required documents, or (ii) the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     If a holder or DTC Participant desires to tender Old Preferred Stock pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Old Preferred Stock and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer, including those with respect to tenders through ATOP, cannot be completed, prior to the Expiration Date, such holder or DTC Participant, as the case may be, must tender such Old Preferred Stock pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption 'Exchange Offer--Guaranteed Delivery Procedures.' Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Exchange Agent either by hand delivery, mail, facsimile transmission or overnight courier, prior to the Expiration Date; and (iii) within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery, (A) holders must deliver to the

Exchange Agent a properly completed and duly executed Letter of Transmittal, as well as the certificate(s) representing all tendered shares of Old Preferred Stock in proper form for transfer, and all other documents required by the Letter of Transmittal or (B) DTC Participants must effect a Book-Entry Confirmation, including through ATOP by means of an Agent's Message, of the transfer of such shares of Old Preferred Stock into the Exchange Agent's account at DTC as set forth in the Prospectus.

     The method of delivery of this Letter of Transmittal, the shares of Old Preferred Stock and all other required documents, including delivery through DTC and any acceptance or Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent prior to the Expiration Date. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Exchange Agent.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their shares of Old Preferred Stock for exchange.

     See 'The Exchange Offer' in the Prospectus.

     2. WITHDRAWALS. Tenders of Old Preferred Stock may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Old Preferred Stock to be effective, a letter, telex, telegram or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal by a DTC Participant must contain the name and number of the DTC Participant, the aggregate liquidation preference of Old Preferred Stock to which such withdrawal relates and the signature of the DTC Participant. Any such notice of withdrawal by a holder of Old Preferred Stock must (i) specify the name of the person who tendered the Old Preferred Stock to be withdrawn, (ii) contain a description of the Old Preferred Stock to be withdrawn (including the certificate number or numbers and aggregate liquidation preference of such Old Preferred Stock) and
(iii) be signed by the holder of such Old Preferred Stock in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties), or be accompanied by (x) documents of transfer in a form acceptable to the Company, in its sole discretion and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such holder. Any Old Preferred Stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Preferred Stock which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old Preferred Stock may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     See 'The Exchange Offer--Withdrawal of Tenders' in the Prospectus.


     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Old Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Old Preferred Stock or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Preferred Stock surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Preferred Stock who has not completed the box entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an 'eligible institution' within the meaning of Rule l7Ad-l5 of the Securities Exchange Act of 1934, as amended (each an 'Eligible Institution'). If Old Preferred Stock are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Preferred Stock surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Preferred Stock should indicate in the applicable box the name and address to which New Preferred Stock issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Preferred Stock will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Old

Preferred Stock not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.


     5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by the Company on account of New Preferred Stock issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ('TIN') and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the 'IRS') that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write 'Applied For' in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If 'Applied For' is written in Part I, the Company (or the Transfer Agent with respect to the New Preferred Stock or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Preferred Stock until the holder furnishes the Company or the Transfer Agent with respect to the New Preferred Stock, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Preferred Stock are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Preferred Stock to be deemed invalidly tendered, but may require the Company or the Transfer Agent with respect to the New Preferred Stock, broker or custodian to withhold 31% of the amount of any payments made on account of the New Preferred Stock. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, New Preferred Stock and/or substitute Old Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Preferred Stock tendered hereby, or if tendered Old Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Stock specified in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Preferred Stock, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Preferred Stock for exchange.

     Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     9. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate liquidation preference of Old Preferred Stock being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     10. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED STOCK. Any holder whose Old Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

                      NORTH ATLANTIC TRADING COMPANY, INC.

     All tendered Old Preferred Stock, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent. Requests for assistance and additional copies of the Prospectus, the Letter of Transmittal and other related documents should be directed to the Exchange Agent.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                  THE UNITED STATES TRUST COMPANY OF NEW YORK

                                 By Facsimile:
                                 (212) 420-6152
                        (For Eligible Institutions Only)

                                 By Telephone:
                                 (800) 548-6565

                                    By Mail:
                    United States Trust Company of New York
                                  P.O. Box 843
                                 Cooper Station
                            New York, New York 10276
                         Attn: Corporate Trust Services

                             By Hand to 4:30 p.m.:
                    United States Trust Company of New York
                                  111 Broadway
                            New York, New York 10006
                 Attention: Lower Level Corporate Trust Window

               By Overnight Courier and By Hand after 4:30 p.m.:
                    United States Trust Company of New York
                            770 Broadway, 13th Floor
                            New York, New York 10003
                     Attn: Corporate Trust Redemption Unit